Trade Payables - Summary of Trade Payables and Other Liabilities (Detail) - EUR (€) € in Millions		Dec. 31, 2020	Dec. 31, 2019
Current: due within one year
Trade payables	[1]	€ 8,375	€ 9,190
Accruals		4,266	4,153
Social security and sundry taxes		401	507
Deferred consideration		43	39
Others		1,047	879
Trade and other current payables		14,132	14,768
Non-current: due after more than one year
Accruals		81	117
Deferred consideration		121	169
Others		33	53
Non current payables		235	339
Total trade payables and other liabilities		€ 14,367	€ 15,107

[1]	2020 includes €5 million (2019: €359 million) due to KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa). Unilever provided services to KKR for two years from completion of the disposal and paid KKR for amounts collected on its behalf. See also trade receivables on page 141.